EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Mark A. Libratore, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Liberator Medical Holdings, Inc. and Subsidiaries on Form 10-KSB for the transition period from January 1, 2007, to September 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Liberator Medical Holdings, Inc. and Subsidiaries.

Dated: January 18, 2008	By:	/s/ Mark A. Libratore
Mark A. Libratore,
President and Chief Executive Officer